EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT ("agreement") is made and entered into as of January 1, 2005, by and between NETWORD PUBLISHING, INC., a California corporation ("LICENSOR"), WALDROP ENTERPRISES, INC., a California corporation and a shareholder of LICENSOR ("LICENSEE"), and THE PHILLIP LEE BONNELL 2004 TRUST DATED JULY 31, 2004 and a shareholder of LICENSOR (the "Bonnell Trust").

RECITALS

A. LICENSOR is the proprietor or licensee of a variety of intellectual property, including without limitation the service mark and trade name "VERBAL ADVANTAGE" and the other intellectual property to be licensed to LICENSEE hereunder as listed and described in EXHIBIT A attached hereto and incorporated herein by this reference, and as such EXHIBIT A may be subsequently amended by the parties hereto from time to time in writing (collectively the "licensed property").

B. LICENSEE wishes to conduct business as VERBAL ADVANTAGE and otherwise apply the licensed property to various educational and learning aids and other materials (individually a "product" and collectively the "products") made in accordance with specifications adopted by LICENSOR from time to time (the "specifications"). In addition, LICENSEE wishes to retain LICENSOR for certain limited marketing consultations in connection therewith.

C. The parties hereto hereby acknowledge and confirm that, effective as of December 31, 2004, they have terminated that certain Exclusive License Agreement dated August 22, 2003 between LICENSOR and LICENSEE; provided, however, that LICENSEE remains obligated thereunder for, and hereby reiterates its promise to promptly pay to LICENSOR, all remaining amounts of the royalty still owing thereunder.

D. In further consideration of and concurrently with the execution of this agreement, LICENSEE and the Bonnell Trust have entered into a Stock Purchase Agreement dated as of January 1, 2005 (the "stock purchase agreement") (together with a Secured Promissory Note dated as of January 1, 2005 in the amount of $451,106.91 executed by LICENSEE in favor of the Bonnell Trust [the "stock purchase note"]) and a Shareholders Agreement dated as of January 1, 2005 (the "shareholders agreement") (together with a Secured Promissory Note dated as of January 1, 2005 in the amount of $89,520.32 executed by LICENSEE in favor of LICENSOR [the "shareholders agreement note"]) and LICENSOR and Phil Bonnell have entered into an Employment Agreement dated as of January 1, 2005 (the "employment agreement"). The stock purchase agreement, the stock purchase note, the shareholders agreement, the shareholders agreement note, and the employment agreement are collectively referred to herein as the "other transaction documents."

GRANTS

1. In consideration of the foregoing recitals, LICENSOR hereby grants to LICENSEE a license to use the licensed property throughout the world (the "territory") on the products distributed or sold in the territory, and to conduct business throughout the territory as VERBAL ADVANTAGE, said license being subject to the provisions hereof (the "license"). During the term of this agreement, the license is exclusive to LICENSEE, is personal to LICENSEE, and is non-transferable except as may otherwise be specifically stated herein. In this regard, LICENSOR shall not grant any other license with respect to the licensed property during the term of this agreement.

TERMS AND CONDITIONS

2. In exchange for the license, LICENSEE shall pay a royalty to LICENSOR under this agreement (the "royalty" or "royalties") as described in EXHIBIT B attached hereto and incorporated herein by this reference, and as such EXHIBIT B may be subsequently amended by the parties hereto from time to time in writing, and LICENSEE shall timely and fully spend not less than $20,000.00 per week on direct advertising expenses to promote the VERBAL ADVANTAGE and related products that are subject to the royalties payable under this agreement.

3. LICENSOR agrees to be retained for certain limited marketing consultations during the term hereof in exchange for additional compensation (the "consulting compensation") and other payments as described in EXHIBIT C attached hereto and incorporated herein by this reference, and as such EXHIBIT C may be subsequently amended by the parties hereto from time to time in writing.

4. LICENSEE shall cause it and its shareholders, directors, officers and employees (i) to use their best efforts in the promotion, marketing and sale of the products within the territory; and (ii) not to promote, market or sell, or have any more that a five percent (5%) interest in any other enterprise that promotes, markets or sells, anything that competes, directly or indirectly, with the licensed property. In this regard, when LICENSEE conducts business as VERBAL ADVANTAGE LICENSEE shall do so in a manner that is in harmony with applicable law and otherwise only apply the licensed property to products which meet the specifications.

5. In order to maintain and promote a high standard of quality and appearance for the products sold hereunder, the products authorized to be marketed under the licensed property shall meet the specifications, and all elements and processes of quality control, standards, and procedures relating to the products shall be subject to a fifteen (15) day review and approval period by LICENSOR's Chairman or CEO only (and not by LICENSOR's president or any other officer). If written disapproval is not submitted within the fifteen (15) days after receipt of the submittal by LICENSOR, the submittal shall be assumed to be approved on the sixteenth (16th) day. LICENSEE shall provide LICENSOR with samples of its products to be marked with the licensed property periodically on request, in order that LICENSOR may ascertain compliance herewith.

6. LICENSEE shall not distribute any product marked with the licensed property, which product has not previously been so marked, until (i) it has furnished LICENSOR with a fair sample out of the first lot of the product produced by it hereunder; and (ii) it has received the written approval thereof by LICENSOR's Chairman or CEO only (and not by LICENSOR's president or any other officer). Any sample not disapproved in writing within thirty (30) days after receipt of the submittal by LICENSOR shall be assumed to be approved on the thirty-first (31st) day.

7. LICENSEE agrees that nothing herein shall give to LICENSEE any right, title or interest in the licensed property, except the right to use the licensed property in accordance with the terms of this agreement, and that any and all uses by LICENSEE of the licensed property shall inure to the benefit of LICENSOR.

8. LICENSEE shall keep complete and accurate books and records, in accordance with generally accepted accounting standards, of its manufacture, use and sale of the products marketed under the licensed property or otherwise, and such books shall be available to be inspected and copied by or audited at any time during regular business hours by LICENSOR, the Bonnell Trust or their respective designated agent or agents. If LICENSOR or the Bonnell Trust shall determine that royalties and/or consulting compensation were underpaid by an amount over $500.00, then LICENSEE shall immediately pay to LICENSOR, Attn: Phil Bonnell, any royalties and consulting compensation owing plus LICENSOR's and the Bonnell Trust's expenses incurred in connection with such inspection or audit.

9. Unless sooner expired or otherwise terminated as herein provided, this agreement shall extend for the period of time during which the products marked by LICENSEE are sold in the territory.

10. The term of this agreement commences on January 1, 2005 and expires on December 31, 2009. LICENSEE shall have an option to extend the term of this agreement for an additional one (1) year until December 31, 2010; provided, however, that LICENSEE must provide LICENSOR with at least one hundred eighty (180) days' written notice of its intention to exercise its option to extend the term of this Agreement until December 31, 2010.

11. If LICENSEE defaults in the timely payment of any royalty, consulting compensation or other amount required by this agreement and continues in such default for a period of fifteen (15) days after receipt of written notice from LICENSOR or the Bonnell Trust of such default, or if LICENSEE conducts business as VERBAL ADVANTAGE in a manner that is not in harmony with applicable law and continues in such default for a period of fifteen (15) days after receipt of written notice from LICENSOR or the Bonnell Trust of such default, or if LICENSEE applies the licensed property to any of the products which does not meet the specifications and continues in such default for a period of fifteen (15) days after receipt of written notice from LICENSOR or the Bonnell Trust of such default, or if LICENSEE otherwise defaults under this agreement or under any of the other transaction documents and such default continues for a period of fifteen (15) days after receipt of written notice from LICENSOR or the Bonnell Trust of such default, then LICENSOR or the Bonnell Trust shall have the right to terminate this agreement at any time thereafter by giving written notice of the intention to do so, and this agreement shall terminate one (1) business day after LICENSEE receives said written notice of termination. Without

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limitation of the foregoing, any default by LICENSEE under any of the other transaction documents shall be considered a default under this agreement.

12. If, for whatever reason, this agreement is terminated: (i) LICENSEE shall not have any right to conduct business as VERBAL ADVANTAGE or mark, market or sell the products with the licensed property subsequent to the date of such termination, (ii) LICENSEE hereby agrees and warrants that, upon such termination, it will not thereafter conduct business as VERBAL ADVANTAGE or make any use of the products or licensed property, and (iii) LICENSEE shall pay as and when provided under this agreement all unpaid royalties and consulting compensation accrued as of the termination date.

13. All notices and other communications under this agreement shall be in writing and shall be deemed given upon receipt through personal delivery, overnight courier, facsimile transmission, or U.S. first class mail, return receipt requested, to the parties at the following addresses and facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

If to LICENSEE:    If to LICENSOR or the Bonnell Trust:
  Waldrop Enterprises, Inc.    Netword Publishing, Inc. or The Phillip
  95 Argonaut, Suite 240    Lee Bonnell 2004 Trust
Aliso Viejo, CA 92656    c/o Carlsmith Ball LLP
  Attention: William H. Waldrop    444 South Flower Street, 9th Floor
and J. Wade Mezey   Los Angeles, CA 90071
  Title: President and General Counsel   Attn: Steve Bradford
  Facsimile: (949) 716-0858    Facsimile: (213) 623-0032

14. This agreement shall be governed, interpreted and enforced pursuant to the internal laws of the State of California, without reference to its conflicts of law principles. The parties hereto consent to the personal and subject matter jurisdiction of the Courts of the State of California and consent to venue, for all purposes, to be held in and for the County of Los Angeles.

15. LICENSEE shall not encumber or assign this agreement in whole or in part, whether voluntarily or involuntarily; provided, however, that LICENSEE may assign the rights and burdens contemplated hereunder to any affiliate, parent or subsidiary, or pursuant to a merger or acquisition with any affiliate, parent or subsidiary.

16. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and, so far as the same may be assignable, to their successors and assigns.

17. This agreement shall be binding upon and shall inure to the benefit of any person or entity which controls or is controlled by a party hereto.

18. No failure or delay on the part of the LICENSOR in insisting upon or enforcing or resorting to any of its powers, rights, remedies or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options unless such waiver be in writing signed by LICENSOR.

19. The non-prevailing party in any judicial proceeding arising out of or relating to this agreement, including for breach, interpretation, or enforcement, shall be fully responsible for and pay the prevailing party's reasonable attorneys' fees, costs, and expenses, including, without limitation, those incurred preliminary to the institution of any such action or proceeding, which attorneys' fees, costs, or expenses awarded hereunder shall be included as part of any ruling, award or judgment, which sums, if desired by the prevailing party and permissible, shall be deemed items of cost. The parties hereto specifically agree that the determination of any attorney fee, cost or expense award permitted hereunder shall not be limited by any attorney fee schedule or method of computation of fees or definition of recoverable costs established by statute or court rule.

20. Full and timely payment of the royalties and consulting compensation owing from LICENSEE to LICENSOR hereunder as well as LICENSEE's compliance with the other terms and conditions of this agreement and the other transaction documents are secured under that certain Stock Pledge Agreement from LICENSEE to the Bonnell Trust of even date herewith.

21.  If any portion of this agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions shall not be

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affected. Additionally, that portion of this agreement that is determined to be invalid or unenforceable shall be adjusted, rather than voided, to achieve the intent of the parties under this agreement.

22. This agreement (including, without limitation, the recitals and exhibits hereof and hereto) contains the entire agreement between the parties hereto in connection with subject matter hereof and supersedes all prior agreements or understandings or communications (including, without limitation, any faxed or e-mailed communications) that they may have had regarding this agreement or such subject matter, either oral or in writing. In this regard, the parties hereto specifically disavow and repudiate any other purported license agreement document which Phil Bonnell may have signed as a representative of Vision Direct Publishing, Inc. as a purported party to that document. No variations, modifications, supplements, waivers, or changes shall be binding upon any party hereto unless set forth in a written agreement duly executed and delivered by such party.

23. The parties agree that irreparable damage would occur in the event that any of the provisions of this agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

IN WITNESS WHEREOF, the parties have executed this agreement the day and year first above written.
"LICENSOR"

NETWORD PUBLISHING, INC.

By:_____________________________
Phil Bonnell, Chairman & CEO
"LICENSEE"

WALDROP ENTERPRISES, INC.

By:_____________________________
William H. Waldrop, President

By:_____________________________
Joseph Wade Mezey, Secretary

"Bonnell Trust"

THE PHILLIP LEE BONNELL 2004 TRUST DATED         JULY 31, 2004

By:_____________________________
Phillip Lee Bonnell, Trustee

The undersigned hereby disavows and repudiates as of January 1, 2005 any other purported license agreement document that Phil Bonnell may have signed as a representative of the undersigned:

Vision Direct Publishing, Inc.

By:_______________________
William H. Waldrop, President

VERBAL ADVANTAGE EXCLUSIVE LICENSE AGREEMENT

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EXHIBIT A
As of January 1, 2005

LICENSED PROPERTY

The licensed property under this agreement includes LICENSOR's proprietary or license rights in and to each of the products listed for sale on the www.verbaladvantage.com website as of January 1, 2005, and as such products may change from time to time with LICENSOR's advance written approval pursuant to paragraph 6 of this agreement, together with any and all associated trade names, domain name (including but not limited to www.verbaladvantage.com), service marks (including, without limitation, nos. 2691092, 2446166, 1591849 & 2417682), copyrights, logos, designs, toll free telephone numbers, and other intellectual property, including without limitation, VERBAL ADVANTAGE and CONVERSATION CONFIDENCE.

THIS EXHIBIT A TO THE EXCLUSIVE LICENSE AGREEMENT DATED AS OF JANUARY 1, 2005 IS ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED AS OF JANUARY 1, 2005:

"LICENSOR"

NETWORD PUBLISHING, INC.

By:_____________________________
Phil Bonnell, Chairman & CEO
"LICENSEE"
WALDROP ENTERPRISES, INC.

By:_____________________________
William H. Waldrop, President

"Bonnell Trust"

THE PHILLIP LEE BONNELL 2004 TRUST DATED         JULY 31, 2004

By:_____________________________
Phillip Lee Bonnell, Trustee

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EXHIBIT B
As of January 1, 2005

ROYALTIES

During the term of this agreement, LICENSEE shall pay monthly royalties to LICENSOR consisting of (i) $8,000.00, which shall be paid no later than the fifth (5th) day of each month, with payments commencing on or before January 5, 2005, plus (ii) two percent (2%) of "net receipts" from the products, with "net receipts" defined as the aggregate of all receipts from the products without making any exclusions or deductions except for returns, which shall be paid from the previous month's total net receipts no later than the fifteenth (15th) day of each month, with payments commencing on or before February 15, 2005 based on January 2005 net receipts and ending on or before January 15, 2010 based on December 2009 net receipts. With each such net receipts royalty payment, LICENSEE shall furnish a written report showing LICENSEE's total net receipts from the products for the prior month.

If LICENSEE should opt to extend this agreement for one additional year through December 31, 2010 pursuant to paragraph 10 of this agreement, LICENSEE shall pay monthly royalties to LICENSOR of $15,000.00, which shall be paid as provided hereinabove, commencing on or before January 5, 2010, plus two and one-half percent (2.5%) of net receipts, which shall be paid as provided hereinabove, commencing on or before February 15, 2010 based on January 2010 net receipts and ending on or before January 15, 2011 based on December 2010 net receipts.

THIS EXHIBIT B TO THE EXCLUSIVE LICENSE AGREEMENT DATED AS OF JANUARY 1, 2005 IS ACKNOWLEDGED AND AGREED TO BY THE UNDERSIGNED AS OF JANUARY 1, 2005:

"LICENSOR"

NETWORD PUBLISHING, INC.

By:_____________________________
Phil Bonnell, Chairman & CEO
"LICENSEE"
WALDROP ENTERPRISES, INC.

By:_____________________________
William H. Waldrop, President

"Bonnell Trust"

THE PHILLIP LEE BONNELL 2004 TRUST DATED         JULY 31, 2004

By:_____________________________
Phillip Lee Bonnell, Trustee

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EXHIBIT C
As of January 1, 2005

LIMITED CONSULTATIONS

During the term of this agreement (provided that LICENSOR is reasonably available as described hereinbelow), LICENSOR agrees to provide comments to LICENSEE from time to time when reasonably requested to do so based on LICENSOR's experience in the area of marketing development, including with respect to development and implementation of marketing strategy, management of outside media vendors, creative development, and other areas in which LICENSOR may agree to provide comments from time to time. Such consultations shall be provided on an as-needed, on-call basis. LICENSEE understands and agrees that the comments from LICENSOR hereunder shall be provided in whatever manner deemed appropriate by LICENSOR and shall not be rendered for a specific amount of time. LICENSOR shall be entitled to communicate its comments via telephone, facsimile transmission, e-mail or other reasonable means, at its discretion. LICENSOR shall be required to be reasonably available by such reasonable means for a period not to exceed ten (10) hours per week. LICENSEE acknowledges and agrees that LICENSOR makes no representations or warranties regarding its comments provided hereunder and that LICENSOR shall provide them as an independent contractor of LICENSEE.

In exchange for the above-referenced consulting services, LICENSEE shall pay consulting compensation to LICENSOR consisting of (i) $3,000.00 per month, which shall be paid no later than the fifth (5th) day of each month, with payments commencing on or before January 5, 2005; and (ii) $3,000.00 per calendar quarter, which shall be paid no later than the twenty-fifth (25th) day of April, July, October and January, with payments commencing on or before April 25, 2005, provided not less than 1.5% of those that actually received direct mail solicitations during the previous calendar quarter, and for which solicitations LICENSOR provided its comments, contacted LICENSEE or any affiliate, subsidiary or parent of LICENSEE, on or before the twentieth (20th) day following the end of such previous calendar quarter. With each such quarterly payment, LICENSEE shall furnish a written report itemizing the applicable total direct mail solicitations and the responses thereto for the relevant quarter. In addition, LICENSEE shall timely and fully pay not less than $5,000.00 to LICENSOR on or before the fifth (5th) day of each month of the term of this agreement commencing March 5, 2005, to be used by LICENSOR to cover some of the costs of retaining and compensating Sandra Minadeo as LICENSOR's assistant marketing director to assist with LICENSOR's marketing development work. Without limitation on any of its other rights to terminate Ms. Minadeo, LICENSOR shall terminate Ms. Minadeo for any of the following actions with respect to LICENSOR: (a) habitual neglect of duty; (b) material insubordination; (c) fraud, embezzlement or theft; or (d) death.
"LICENSOR"

NETWORD PUBLISHING, INC.

By:_____________________________
Phil Bonnell, Chairman & CEO
"LICENSEE"
WALDROP ENTERPRISES, INC.

By:_____________________________
William H. Waldrop, President

"Bonnell Trust"

THE PHILLIP LEE BONNELL 2004 TRUST DATED         JULY 31, 2004

By:_____________________________
Phillip Lee Bonnell, Trustee